Exhibit 99.1

Encore Capital Group, Inc.

For Immediate Release

Encore Capital Group, Inc. Announces Public Offering of Common Stock by Selling Stockholder

SAN DIEGO — November 2, 2011 /PRNewswire-FirstCall/ — Encore Capital Group, Inc. (NASDAQ: ECPG) (the “Company”) today announced that JCF FPK I LP, one of the Company’s stockholders (the “selling stockholder”), intends to offer an aggregate of 3,610,000 shares of common stock in an underwritten public offering. The selling stockholder also expects to grant the underwriter a 30-day option to purchase up to an additional 361,315 shares to cover over-allotments, if any. The Company will not receive any proceeds from the sale of the shares by the selling stockholder.

The Company’s board of directors consists of nine members, one of whom, Mr. Oros, is affiliated with the selling stockholder. Mr. Oros has indicated that he intends to remain on the board following the conclusion of the offering and to facilitate an orderly transition of his board seat.

Morgan Stanley & Co. LLC is acting as the sole book-running manager for the offering.

The shares will be sold pursuant to a prospectus supplement and accompanying prospectus as part of an effective shelf registration statement filed by the Company with the Securities and Exchange Commission (the “SEC”). Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov. A copy of the prospectus supplement and accompanying prospectus for this offering may be obtained from the offices of Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, by email at prospectus@morganstanley.com, or by phone at (866) 718-1649. Any offer or sale will be made only by means of the prospectus supplement and accompanying prospectus.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Encore Capital Group, Inc.

Encore Capital Group is a leader in consumer debt buying and recovery. We purchase portfolios of defaulted consumer receivables from major banks, credit unions, and utility providers and partner with individuals as they repay their obligations and work toward financial recovery. Headquartered in San Diego, we are a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire 4500. More information about the Company can be found at www.encorecapital.com. The Company’s website, and the information contained therein, is not incorporated into and is not a part of this press release.

Forward-Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding the completion, timing and size of the proposed public offering. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or

Encore Capital Group, Inc.

implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Contact:

Encore Capital Group, Inc.

Paul Grinberg (858) 309-6904

paul.grinberg@encorecapital.com

or

Adam Sragovicz (858) 309-9509

adam.sragovicz@encorecapital.com